EXHIBIT 10.11

CONTINENTAL AIRLINES, INC.

LONG TERM INCENTIVE AND RSU PROGRAM

I. PURPOSE OF PROGRAM

This Continental Airlines, Inc. Long Term Incentive and RSU Program (the "Program") has been adopted by the Human Resources Committee of the Board of Directors of Continental Airlines, Inc., a Delaware corporation (the "Company"), to implement in part the Performance Award provisions of the Continental Airlines, Inc. Incentive Plan 2000 (as amended from time to time, the "Incentive Plan 2000") adopted by the Board of Directors of the Company, and is intended to provide a method for attracting, motivating, and retaining key employees to assist in the development and growth of the Company and its Subsidiaries. The Program and Awards hereunder shall be subject to the terms of the Incentive Plan 2000, including (a) with respect to RSU Awards, the limitations on the maximum number of shares of stock that may be subject to awards granted under the Incentive Plan 2000 to any one individual during any calendar year, and (b) with respect to NLTIP Awards, the limitations on the maximum value of Awards contained in Section 5(a)(iii) of the Incentive Plan 2000.

II. DEFINITIONS AND CONSTRUCTION

    Definitions. Where the following words and phrases are used in the Program, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

(a) "Administrator" means (i) in the context of Awards made to, or the administration (or interpretation of any provision) of the Program as it relates to, any person who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (including any successor section to the same or similar effect, "Section 16"), the Committee, or (ii) in the context of Awards made to, or the administration (or interpretation of any provision) of the Program as it relates to, any person who is not subject to Section 16, the Chief Executive Officer of the Company (or, if the Chief Executive Officer is not a director of the Company, the Committee), unless the Program specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Program) specifies that it shall serve as Administrator.

(b) "Annual Executive Bonus Program" means the Continental Airlines, Inc. Annual Executive Bonus Program, or any successor to such program.

(c) "Award" means, with respect to each Participant for a Performance Period, such Participant's opportunity to earn a Payment Amount for such Performance Period, upon the satisfaction of the terms and conditions of the Program. Awards shall relate to an NLTIP Performance Target ("NLTIP Awards") or an RSU Performance Target ("RSU Awards"). Awards hereunder constitute Performance Awards (as such term is defined in the Incentive Plan 2000) under the Incentive Plan 2000.

(d) "Award Notice" means a written notice issued by the Company to a Participant evidencing such Participant's receipt of an Award with respect to a Performance Period.

    "Base Amount" means the sum of (i) the annual base rate of pay paid or payable in cash by the Company and the Subsidiaries to or for the benefit of a Participant for services rendered or labor performed, plus (ii) an additional amount equal to (1) for all Participants other than those described in Section 2.1(bb)(vi), 2.1(bb)(vii) or 2.1(bb)(viii) below, 125% of the amount described in clause (i), and (2) for all Participants described in Section 2.1(bb)(vi), 2.1(bb)(vii) or 2.1(bb)(viii) below, 37.5% of the amount described in clause (i). Base Amount shall be determined without reduction for amounts a Participant could have received in cash in lieu of (A) elective deferrals under any deferred compensation plan of the Company or (B) elective contributions made on such Participant's behalf by the Company or a Subsidiary pursuant to a qualified cash or deferred arrangement (as defined in section 401(k) of the Code) or pursuant to a plan maintained under section 125 of the Code.

    "Basis Point" means one one-hundredth of one percent (0.01%).

    "Board" means the Board of Directors of the Company

    "Cash Hurdle" means, with respect to an NLTIP Performance Period, the dollar amount specified by the Committee as the Cash Hurdle with respect to such Performance Period as provided in Section 3.1, and achievement of the Cash Hurdle means that the Company's cash flow over such Performance Period is such that the Company's cash, cash equivalents and short term investments (excluding restricted cash, cash equivalents and short term investments) at the end of such Performance Period, as reflected on the regularly prepared and publicly available balance sheet of the Company and its consolidated subsidiaries prepared in accordance with GAAP, is equal to or greater than that dollar amount so specified by the Committee as the Cash Hurdle.

    "Cause" means (i) in the case of a Participant with an employment agreement with the Company or a Subsidiary, the involuntary termination of such Participant's employment by the Company (or, if applicable, a Subsidiary) under circumstances that do not require the Company (or such Subsidiary) to pay to such Participant a "Termination Payment" or "Monthly Severance Amount," as such terms are defined in such Participant's employment agreement, and (ii) in the case of a Participant who does not have an employment agreement with the Company or a Subsidiary, the involuntary termination of such Participant's employment by the Company (or, if applicable, a Subsidiary) based upon a determination by the Administrator or an authorized officer of the Company (or such Subsidiary) that such Participant has engaged in gross negligence or willful misconduct in the performance of, or such Participant has abused alcohol or drugs rendering him or her unable to perform, the material duties and services required of him or her in his or her employment.

    "Change in Control" shall have the same meaning as is assigned to such term under the Incentive Plan 2000, as in effect on March 12, 2004, taking into account amendments effected on that date.

    "Change Year" means the calendar year during which a Change in Control occurs.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means a committee of the Board comprised solely of two or more outside directors (within the meaning of the term "outside directors" as used in section 162(m) of the Code). Such committee shall be the Human Resources Committee of the Board unless and until the Board designates another committee of the Board to serve as the Committee.

    "Company" means Continental Airlines, Inc., a Delaware corporation.

    "Company Stock" means the Class B common stock, par value $0.01 per share, of the Company.

    "Disability" or "Disabled" means, with respect to a Participant, such Participant's disability entitling him or her to benefits under the Company's group long-term disability plan; provided, however, that if such Participant is not eligible to participate in such plan, then such Participant shall be considered to have incurred a "Disability" if and when the Administrator determines in its discretion that such Participant has become incapacitated for a period of at least 180 days by accident, sickness, or other circumstance which renders such Participant mentally or physically incapable of performing the material duties and services required of him or her in his or her employment on a full-time basis during such period.

    "EBITDAR" means, with respect to the Company and each company in the Industry Group and each NLTIP Performance Period, the aggregate earnings of the Company or such company and its consolidated subsidiaries during the Performance Period, determined prior to the charges, costs, and expenses associated with interest, income taxes, depreciation, amortization, and aircraft rent. EBITDAR shall be determined based on the regularly prepared and publicly available statements of operations of the Company and each company in the Industry Group prepared in accordance with GAAP (and if necessary to determine certain items, based on Form 41 data filed by the Company or such company with the Department of Transportation); provided, however, that EBITDAR shall be adjusted to exclude (i) non-operating income or expense, (ii) write-offs of assets (including aircraft and associated parts), (iii) one-time gains or losses from the disposal of assets, and (iv) any other item of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, in each case under clauses (i), (ii), (iii) and (iv) as determined by the Committee in accordance with GAAP. If the fiscal year of a company in the Industry Group is not the calendar year, then such company's EBITDAR for an NLTIP Performance Period shall be determined based upon the fiscal quarters of such company that coincide with the fiscal quarters contained in such Performance Period. Further, if a company in the Industry Group provides publicly available statements of operations with respect to its airline business that are separate from the statements of operations provided with respect to its other businesses, then such company's EBITDAR shall be determined based solely upon the separately provided statements of operations pertaining to its airline business.

  "EBITDAR Margin" means, with respect to the Company and each company in the Industry Group and each NLTIP Performance Period, the cumulative EBITDAR for the Company or such company for such Performance Period divided by the Company's or such company's cumulative revenues (determined on a consolidated basis based on the regularly prepared and publicly available statements of operations of the Company or such company prepared in accordance with GAAP) over such Performance Period. If the fiscal year of a company in the Industry Group is not the calendar year, then such company's EBITDAR Margin for an NLTIP Performance Period shall be determined based upon the fiscal quarters of such company that coincide with the fiscal quarters contained in such Performance Period. Further, if a company in the Industry Group provides publicly available statements of operations with respect to its airline business that are separate from the statements of operations provided with respect to its other businesses, then such company's EBITDAR Margin shall be determined based solely upon the separately provided statements of operations pertaining to its airline business.

  "Eligible Employee" means any individual who is a staff vice president or more senior officer of the Company or a Subsidiary.

  "Entry EBITDAR Margin" means, with respect to each NLTIP Performance Period, the percentage determined by calculating the simple average of the EBITDAR Margins of the companies in the Industry Group with respect to such Performance Period.

  "GAAP" means United States generally accepted accounting principles, consistently applied.

  "Incentive Plan 2000" means the Continental Airlines, Inc. Incentive Plan 2000, as amended from time to time.

  "Industry Group" means, with respect to each NLTIP Performance Period, the companies determined in accordance with the provisions of Article V for such Performance Period.

  "Market Value per Share" means, as of any specified date, the simple average of the closing sales prices of Company Stock in the principal securities market in which the Company Stock is then traded over the 20 most recent consecutive Trading Days ending on the last Trading Day preceding the specified date, adjusted appropriately by the Committee for any stock splits, stock dividends, reverse stock splits, special dividends or other similar matters occurring during or with respect to any relevant measurement period.

  "NLTIP Performance Period" means: (i) as to the first NLTIP Performance Period under the Program, the period commencing on April 1, 2004 and ending on December 31, 2006, and (ii) each three-year period commencing on the first day of a calendar year that begins on or after January 1, 2005. Notwithstanding the foregoing, no new NLTIP Performance Period shall commence on or after the date upon which a Change in Control occurs, unless otherwise determined by the Committee.

  "Participant" means an Eligible Employee who has received an Award under the Program with respect to a Performance Period pursuant to Section 4.1.

  "Payment Amount" (A) with respect to RSU Awards means, with respect to each Participant and each RSU Performance Period with respect to which the RSU Performance Target is satisfied, an amount equal to 100% of the RSU Value, determined as of the last day of the relevant RSU Performance Period (or, in the event of a Change in Control, as of the date of the Change in Control, or in the event of death, Disability or Retirement of a Participant, as of the date of such death, Disability or Retirement), and (B) with respect to NLTIP Awards means, with respect to each Participant and each NLTIP Performance Period for which the NLTIP Performance Target is satisfied, an amount equal to (i) such Participant's Base Amount in effect as of the earlier of (1) the last day of such NLTIP Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, multiplied by (ii) the Payout Percentage applicable to such Participant for such NLTIP Performance Period. Notwithstanding the foregoing, a Payment Amount may be pro-rated as provided in the Program.

  "Payout Percentage" means, with respect to each NLTIP Performance Period for which the NLTIP Performance Target is satisfied:

(i) In the case of a Participant who is the Company's Chief Executive Officer as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 75% plus (A) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 25 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 50 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(ii) In the case of a Participant who is the Company's President as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 70% plus (A) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 20 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 45 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(iii) In the case of a Participant who is an Executive Vice President of the Company as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 50% plus (A) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 25 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 25 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(iv) In the case of a Participant who is a Senior Vice President of the Company (or the President of a Subsidiary) as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 30% plus (A) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 20 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 20 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

(v) In the case of a Participant (other than a Participant described in any of clauses (i), (ii), (iii) or (iv) above) who is a participant in the Annual Executive Bonus Program as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 25% plus (A) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 15 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 15 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

    In the case of a Participant who is designated as a Category 1 officer by the Administrator and is not described in any of clauses (i), (ii), (iii), (iv) or (v) above as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 40% plus (A) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 15 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 30 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period;

    In the case of a Participant who is designated as a Category 2 officer by the Administrator and is not described in any of clauses (i), (ii), (iii), (iv), (v) or (vi) above as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 30% plus (A) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 10 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 25 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period; and

    In the case of a Participant who is designated as a Category 3 officer by the Administrator and is not described in any of clauses (i), (ii), (iii), (iv), (v), (vi) or (vii) above as of the earlier of (1) the last day of such Performance Period, (2) the date of such Participant's death, Disability or Retirement, or (3) the day immediately preceding the date upon which such Participant suffers a Qualifying Event in connection with, after, or in contemplation of a Change in Control, 15% plus (A) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 5 divided by (y) the difference between the Target EBITDAR Margin with respect to such Performance Period and the Entry EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Entry EBITDAR Margin with respect to such Performance Period, up to and including the Target EBITDAR Margin with respect to such Performance Period, and (B) if the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, an additional percentage equal to (x) 10 divided by (y) the difference between the Stretch EBITDAR Margin with respect to such Performance Period and the Target EBITDAR Margin with respect to such Performance Period (expressed in Basis Points), for each Basis Point that the Company's EBITDAR Margin with respect to such Performance Period exceeds the Target EBITDAR Margin with respect to such Performance Period, up to and including the Stretch EBITDAR Margin with respect to such Performance Period.

    "Performance Period" means an NLTIP Performance Period or an RSU Performance Period, as applicable or as the context requires.

    "Performance Target" means (A) with respect to an NLTIP Performance Period, that (1) the Cash Hurdle with respect to such Performance Period has been achieved, and (2) the Company's EBITDAR Margin with respect to such Performance Period equals or exceeds the Entry EBITDAR Margin with respect to such Performance Period (clauses (A)(1) and (2) together, the "NLTIP Performance Target"), or (B) with respect to an RSU Performance Period, that the Market Value per Share at any date during the Performance Period has been equal to or greater than the Target Price with respect to such Performance Period (clause (B), the "RSU Performance Target").

    "Program" means this Continental Airlines, Inc. Long Term Incentive and RSU Program, as amended from time to time.

    "Qualifying Event" means, with respect to a Participant, (i) the termination of such Participant's employment with the Company, (ii) the assignment to such Participant by the Board or the Administrator or other officers or representatives of the Company (or, if applicable, a Subsidiary) of duties materially inconsistent with the duties associated with his or her position as such duties are constituted as of the first day of the Change Year, (iii) a material diminution in the nature or scope of such Participant's authority, responsibilities, or title from those applicable to him or her as of the first day of the Change Year, (iv) the occurrence of material acts or conduct on the part of the Company (or, if applicable, a Subsidiary) or its officers or representatives which prevent such Participant from performing his or her duties and responsibilities as they existed on the first day of the Change Year, (v) the Company (or, if applicable, a Subsidiary) requiring such Participant to be permanently based anywhere outside a major urban center in the state (or, if applicable, foreign country, U.S. territory or other applicable sovereign entity) in which he or she was based as of the first day of the Change Year, or (vi) the taking of any action by the Company (or, if applicable, a Subsidiary) that would materially adversely affect the corporate amenities enjoyed by such Participant on the first day of the Change Year, except in each case if such Participant's employment with the Company is terminated (1) for Cause, (2) upon such Participant's death, Disability or Retirement, or (3) upon the voluntary resignation of such Participant (other than in connection with circumstances which would permit such Participant to receive severance benefits (including a "Termination Payment" or "Monthly Severance Amount," as such terms are defined in such Participant's employment agreement) pursuant to any contract of employment between such Participant and the Company or any Subsidiary).

    "Retirement," "Retires" or "Retired" means retirement of a Participant from employment with the Company pursuant to the provisions of the Continental Retirement Plan, as amended from time to time.

    "RSUs" means the method of denominating RSU Awards, which shall be granted in whole numbers. The number of RSUs subject to an outstanding RSU Award shall be subject to appropriate adjustment by the Committee for any stock splits, stock dividends, reverse stock splits, special dividends or other similar matters relating to Company Stock occurring after the date of grant of such Award and during or with respect to the applicable Performance Period.

    "RSU Value" of an RSU Award, as of a specified date, means the dollar amount calculated by multiplying the number of RSUs subject to the RSU Award as of the specified date times the Market Value per Share as of the specified date.

    "RSU Performance Period" means: (i) as to the first RSU Performance Period under the Program, the period commencing on April 1, 2004 and ending on June 30, 2005, (ii) as to the second RSU Performance Period under the Program, the period commencing on April 1, 2004 and ending on March 31, 2006, (iii) as to the third RSU Performance Period under the Program, the period commencing on April 1, 2004 and ending on December 31, 2007, and (iv) each four-year period commencing on the first day of a calendar year that begins on or after January 1, 2005. Notwithstanding the foregoing, no new RSU Performance Period shall commence on or after the date upon which a Change in Control occurs, unless otherwise determined by the Committee.

    "Stretch EBITDAR Margin" means, with respect to an NLTIP Performance Period, the percentage determined by the Committee to be the Stretch EBITDAR Margin with respect to such Performance Period as provided in Section 3.1 hereof, which shall be expressed as the Target EBITDAR Margin plus that number of Basis Points determined by the Committee as provided in Section 3.1.

    "Subsidiary" for purposes of participation in this Program means any entity (other than the Company) with respect to which the Company, directly or indirectly through one or more other entities, owns equity interests possessing 50 percent or more of the total combined voting power of all equity interests of such entity (excluding voting power that arises only upon the occurrence of one or more specified events).

    "Target EBITDAR Margin" means, with respect to an NLTIP Performance Period, the percentage determined by the Committee to be the Target EBITDAR Margin with respect to such Performance Period as provided in Section 3.1 hereof, which shall be expressed as the Entry EBITDAR Margin plus that number of Basis Points determined by the Committee as provided in Section 3.1.

    "Target Price" with respect to an RSU Performance Period means the dollar value per share of Company Stock specified by the Committee as the Target Price for such RSU Performance Period as provided in Section 3.1, which Target Price shall be appropriately adjusted by the Committee for any stock splits, stock dividends, reverse splits, special dividends or other similar events occurring during or with respect to the RSU Performance Period.

    "Trading Day" means a day during which trading in securities generally occurs in the principal securities market in which Company Stock is traded.

2.2 Number, Gender, Headings, and Periods of Time. Wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Program, shall be deemed to include the feminine gender. The headings of Articles, Sections, and Paragraphs herein are included solely for convenience. If there is any conflict between such headings and the text of the Program, the text shall control. All references to Articles, Sections, and Paragraphs are to this Program unless otherwise indicated. Any reference in the Program to a period or number of days, weeks, months, or years shall mean, respectively, calendar days, calendar weeks, calendar months, or calendar years unless expressly provided otherwise.

III. ADMINISTRATION

3.1 Administration by the Administrator. The Program shall be administered by the Administrator, so that (i) Awards made to, and the administration (or interpretation of any provision) of the Program as it relates to, any person who is subject to Section 16, shall be made or effected by the Committee, and (ii) Awards made to, and the administration (or interpretation of any provision) of the Program as it relates to, any person who is not subject to Section 16, shall be made or effected by the Chief Executive Officer of the Company (or, if the Chief Executive Officer is not a director of the Company, the Committee), unless the Program specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Program) specifies that it shall serve as Administrator. The action of a majority of the members of the Committee will be the act of the Committee.

The Committee shall, promptly upon adoption of the Program in the case of all Performance Periods commencing on April 1, 2004, and prior to the commencement of each Performance Period beginning on or after January 1, 2005, establish in writing (for NLTIP Awards) the applicable Target EBITDAR Margin and Stretch EBITDAR Margin (such that at all times the Stretch EBITDAR Margin shall be higher than the Target EBITDAR Margin, which in turn shall be higher than the Entry EBITDAR Margin) and the Cash Hurdle for each such Performance Period, and (for RSU Awards) the applicable Target Price for each such Performance Period, in each case for purposes of this Program.

3.2 Powers of the Administrator. The Administrator shall supervise the administration and enforcement of the Program according to the terms and provisions hereof and shall have the sole discretionary authority and all of the powers necessary to accomplish these purposes. The Administrator (which shall be limited solely to the Committee with respect to clauses (e), (f), (g), and (h) below and as described in clause (c) below) shall have all of the powers specified for it under the Program, including, without limitation, the power, right, or authority: (a) to designate an Eligible Employee as a Participant with respect to a Performance Period at any time prior to the last day of such period, (b) from time to time to establish rules and procedures for the administration of the Program, which are not inconsistent with the provisions of the Program or the Incentive Plan 2000, and any such rules and procedures shall be effective as if included in the Program, (c) to construe in its discretion all terms, provisions, conditions and limitations of the Program and any Award, and to determine the number of RSUs subject to an RSU Award to a Participant (which determination with respect to any person who is subject to Section 16 shall be made only by the Committee), (d) to correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Program in such manner and to such extent as the Administrator shall deem appropriate, (e) to determine the Target Price, the Target EBITDAR Margin and the Stretch EBITDAR Margin with respect to each relevant Performance Period, (f) to determine the Cash Hurdle for each relevant Performance Period, (g) to make determinations as to whether the Performance Targets for the various Performance Periods were satisfied, (h) to certify in writing, prior to the payment of any amount under the Program with respect to a Performance Period, whether the Performance Targets relating to such Performance Period and any other material terms of the Program have in fact been satisfied, and (i) to make all other determinations necessary or advisable for the administration of the Program. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Program or in any Award or Award Notice in the manner and to the extent it shall deem expedient to carry it into effect.

3.3 Administrator Decisions Conclusive; Standard of Care. The Administrator shall, in its sole discretion exercised in good faith (which, for purposes of this Section 3.3, shall mean the application of reasonable business judgment), make all decisions and determinations and take all actions necessary in connection with the administration of the Program. All such decisions, determinations, and actions by the Administrator shall be final, binding, and conclusive upon all persons. However, in the event of any conflict in any such determination as between the Committee and the Chief Executive Officer of the Company, each acting in its or his capacity as Administrator of the Plan, the determination of the Committee shall be conclusive. The Administrator shall not be liable for any action or determination taken or made in good faith or upon reliance in good faith on the records of the Company or information presented to the Administrator by the Company's officers, employees, or other persons (including the Company's outside auditors) as to matters the Administrator reasonably believes are within such other person's professional or expert competence. If a Participant disagrees with any decision, determination, or action made or taken by the Administrator, then the dispute will be limited to whether the Administrator has satisfied its duty to make such decision or determination or take such action in good faith. No liability whatsoever shall attach to or be incurred by any past, present or future stockholders, officers or directors, as such, of the Company or any of its Subsidiaries, under or by reason of the Program or the administration thereof, and each Participant, in consideration of receiving benefits and participating hereunder, expressly waives and releases any and all claims relating to any such liability.

IV. PARTICIPATION AND AWARD NOTICES

4.1 Participation. Each individual who is an Eligible Employee on the first day of a Performance Period shall automatically be a Participant and receive an Award with respect to such Performance Period, unless otherwise determined by the Administrator prior to the first day of the relevant Performance Period. NLTIP Awards shall be made with respect to NLTIP Performance Periods, and RSU Awards shall be made with respect to RSU Performance Periods. Each individual who becomes an Eligible Employee after the first day of a Performance Period shall become a Participant and receive an Award with respect to such Performance Period only if such individual is selected prior to the last day of such Performance Period by the Administrator in its sole discretion for participation in the Program with respect to such Performance Period. Payment Amounts with respect to an individual who becomes a Participant with respect to a Performance Period after the first day of such Performance Period shall be pro-rated based on a fraction, the numerator of which is (except as otherwise provided in Section 6.3 or Section 6.4) the number of days during the period beginning on the date of such Participant's commencement of participation in the Program for such Performance Period and ending on the last day of such Performance Period, and the denominator of which is the total number of days in such Performance Period.

4.2 Award Notices. The Company shall provide an Award Notice to each Eligible Employee who becomes a Participant with respect to a Performance Period within 30 days after such Eligible Employee becomes such a Participant; provided, however, that Award Notices for the Performance Periods that begin on April 1, 2004 shall be provided on or before May 15, 2004. With respect to RSU Awards to a Participant, the Administrator shall determine in each case the number of RSUs subject to the RSU Award as of the date of grant of the RSU Award. Each Award Notice with respect to an RSU Award shall specify (a) the Performance Period to which the Award relates, (b) the applicable Target Price, and (c) the number of RSUs subject to the Award as of the date of grant of the Award. Each Award Notice with respect to an NLTIP Award shall specify (a) the Performance Period to which the Award relates, (b) the applicable Cash Hurdle, Target EBITDAR Margin and Stretch EBITDAR Margin, and (c) the applicable Payout Percentages set forth in Section 2.1(bb) hereof with respect to the Participant applicable upon the date of grant of the Award.

V. INDUSTRY GROUP

5.1 Initial Designation. The Industry Group shall consist of Alaska Air Group, Inc., America West Holdings Corporation, AMR Corporation, Delta Air Lines, Inc., Northwest Airlines Corporation, Southwest Airlines Co., UAL Corporation, and US Airways Group, Inc.; provided, however, that (a) within 90 days after the first day of each NLTIP Performance Period that begins on or after January 1, 2005, the Committee may in its discretion add any United States certificated scheduled mainline air carrier to, or remove any such company from, the Industry Group for such Performance Period and (b) the Industry Group for each NLTIP Performance Period shall be subject to adjustment as provided in Section 5.2.

5.2 Adjustments to the Industry Group During an NLTIP Performance Period. Except as provided in clause (a) of the proviso to Section 5.1, no company shall be added to, or removed from, the Industry Group for an NLTIP Performance Period during such period; provided, however, that a company shall be removed from the Industry Group for an NLTIP Performance Period if (a) during such period, (i) such company ceases to maintain publicly available statements of operations prepared in accordance with GAAP, (ii) such company is not the surviving entity in any merger, consolidation, or other non-bankruptcy reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of such company), (iii) such company sells, leases, or exchanges all or substantially all of its assets to any other person or entity (other than a previously wholly owned subsidiary of such company), or (iv) such company is dissolved and liquidated, or (b) more than 20% of such company's revenues (determined on a consolidated basis based on the regularly prepared and publicly available statements of operations of such company prepared in accordance with GAAP) for any fiscal year of such company that ends during such Performance Period are attributable to the operation of businesses other than such company's airline business and such company does not provide publicly available statements of operations with respect to its airline business that are separate from the statements of operations provided with respect to its other businesses.

VI. AWARD PAYMENTS

6.1 Determinations and Certification by the Committee. As soon as administratively feasible after the end of each NLTIP Performance Period and RSU Performance Period, as the case may be, the Committee shall determine whether the applicable Performance Target for such Performance Period has been met and whether any other material terms relating to the payment of the related Awards have been satisfied. The Committee's determination as to whether the applicable Performance Target for a Performance Period and any other material terms relating to the payment of the related Awards have been satisfied shall be certified by the Committee in writing and delivered to the Secretary of the Company. For purposes of the preceding sentence, approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification.

6.2 Eligibility for Payment of Awards. Upon the Committee's written certification in accordance with Section 6.1 that the applicable NLTIP Performance Target for an NLTIP Performance Period or the applicable RSU Performance Target for an RSU Performance Period and any other material terms relating to the payment of the related Awards have been satisfied, each Participant who has received an Award with respect to the relevant Performance Period for which the related Performance Target and other material terms have been satisfied and who has remained continuously employed by the Company from the date he or she received such Award until the last day of such Performance Period shall be entitled to the Payment Amount applicable to such Participant's Award for such Performance Period. Except as provided in Section 6.3 and Section 6.4, if a Participant's employment with the Company terminates for any reason whatsoever prior to the last day of a Performance Period, then such Participant shall not be entitled to receive any payment under the Program with respect to his or her Award for such Performance Period, unless otherwise determined by the Administrator or otherwise provided in the Participant's employment agreement with the Company. Payment of the amount to which a Participant becomes entitled pursuant to this Section 6.2 shall be made by the Company within five business days after the Committee's written certification of the satisfaction of the applicable Performance Target.

6.3 Death, Disability or Retirement. Except as provided in Section 6.4 and except as specifically provided in a Participant's employment agreement or retirement agreement with the Company, if during a Performance Period with respect to which a Participant has received an Award, such Participant dies or becomes Disabled or Retires, then as to such Participant only (a) the Administrator, with respect to each RSU Performance Period that began prior to the date of such Participant's death, Disability or Retirement and which has not ended as of such date, shall as promptly as practicable determine whether the Market Value per Share at any date during such Performance Period that is on or before the date of such death, Disability or Retirement has been equal to or greater than the Target Price with respect to such Performance Period (in which case the RSU Performance Target shall be deemed to have been met, as to such Participant only), (b) the Administrator, with respect to each NLTIP Performance Period that began prior to the date of such Participant's death, Disability or Retirement and which has not ended as of such date, shall as promptly as practicable determine (based on publicly available data with respect to each NLTIP Performance Period that began prior to the date of such Participant's death, Disability or Retirement and which has not ended as of such date) the Company's EBITDAR Margin and the Entry EBITDAR Margin through the most recent practicable date and the Company's cash flow through the most recent practicable date, and the Company's resulting cash, cash equivalents and short term investments, excluding restricted cash, cash equivalents and short term investments at the most recent practicable date, and shall determine, based on such data and publicly available data with respect to the companies contained in the Industry Group (and, if deemed appropriate by the Administrator, annualizing or otherwise making assumptions with respect to any relevant data), whether the Company has achieved the relevant NLTIP Performance Target through such most recent practicable date (and if so, the NLTIP Performance Target shall be deemed to have been met, as to such Participant only), and (c) the provisions of Sections 6.1 and 6.2 shall cease to apply with respect to each such Performance Period. Except as provided in Section 6.4 and except as specifically provided in a Participant's employment agreement or retirement agreement with the Company, with respect to each such RSU Performance Period that began prior to the date of such Participant's death, Disability or Retirement and which has not ended as of such date that the Market Value per Share has been equal to or greater than the Target Price with respect to such Performance Period as described in clause (a) of the preceding sentence, such Participant (or, in the case of death, such Participant's estate) shall (i) receive a payment from the Company, within five business days after the determination by the Administrator referred to in clause (a) of the foregoing sentence, equal to the relevant Payment Amount applicable to such Participant's RSU Award for such RSU Performance Period, and (ii) not be entitled to any additional payment under the program with respect to such RSU Performance Period, and with respect to each NLTIP Performance Period that began prior to the date of such Participant's death, Disability or Retirement and which has not ended as of such date with respect to which the NLTIP Performance Target has been satisfied in the manner described in clause (b) of the preceding sentence, such Participant (or, in the case of death, such Participant's estate) shall (i) receive a payment from the Company, within five business days after the determination by the Administrator referred to in clause (b) of the foregoing sentence, equal to the relevant Payment Amount applicable to such Participant's NLTIP Award for such NLTIP Performance Period multiplied by a fraction, the numerator of which is the number of days during the period beginning on the date of such Participant's commencement of participation in the Program for such NLTIP Performance Period and ending on the date such Participant died, became Disabled or Retired, and the denominator of which is the number of days in the entire NLTIP Performance Period, and (ii) not be entitled to any additional payment under the Program with respect to such NLTIP Performance Period.

6.4 Change in Control. Upon the occurrence of a Change in Control, with respect to each Participant who is employed by the Company on the day immediately preceding the date of such Change in Control (or whose employment is terminated in connection therewith or in contemplation thereof), (a) the Performance Targets, including achievement of the Stretch EBITDAR Margin, for each Performance Period that began prior to the date of such Change in Control and which has not ended as of such date shall be deemed to have been satisfied, and (b) the provisions of Sections 6.1, 6.2 and 6.3 shall cease to apply with respect to each such Performance Period.

If a Change in Control occurs and thereafter (or in connection therewith or in contemplation thereof) during an RSU Performance Period described in the first paragraph of this Section 6.4 a Participant who has received an RSU Award with respect to such RSU Performance Period suffers a Qualifying Event or subsequent to the Change in Control dies, becomes Disabled, or Retires, then, with respect to each such RSU Performance Period, such Participant (or, in the case of death, such Participant's estate) shall (i) within five business days after the occurrence of the Qualifying Event, death, Disability or Retirement, receive a payment from the Company equal to the Payment Amount applicable to such Participant's RSU Award for such RSU Performance Period, and (ii) not be entitled to any additional payment under the Program with respect to such RSU Performance Period.

If a Change in Control occurs and thereafter (or in connection therewith or in contemplation thereof) during an NLTIP Performance Period described in the first paragraph of this Section 6.4 a Participant who has received an NLTIP Award with respect to such NLTIP Performance Period suffers a Qualifying Event or subsequent to the Change in Control dies, becomes Disabled, or Retires, then, with respect to each such NLTIP Performance Period, such Participant (or, in the case of death, such Participant's estate) shall (i) within five business days after the occurrence of the Qualifying Event, death, Disability or Retirement, receive a payment from the Company equal to the Payment Amount applicable to such Participant's NLTIP Award for such NLTIP Performance Period multiplied by a fraction, the numerator of which is the number of days during the period beginning on the date of such Participant's commencement of participation in the Program for such NLTIP Performance Period and ending on the date such Participant died, became Disabled, Retired or suffered the Qualifying Event, and the denominator of which is the number of days in the entire NLTIP Performance Period, and (ii) not be entitled to any additional payment under the Program with respect to such NLTIP Performance Period.

If a Change in Control occurs and a Participant who has received an Award with respect to a Performance Period described in the first paragraph of this Section 6.4 did not die, become Disabled, Retire or suffer a Qualifying Event during such Performance Period and such Participant remained continuously employed by the Company from the date he or she received such Award until the last day of such Performance Period, then, with respect to each such Performance Period, such Participant shall receive a payment from the Company within five business days after the last day of such Performance Period in an amount equal to the Payment Amount applicable to such Participant's Award for such Performance Period.

6.5 Form of Payment of Awards. All payments to be made under the Program to a Participant with respect to an Award shall be paid in a single lump sum payment in cash. If at a future date the Company's stockholders approve the use of shares of Company Stock for payment of RSU Awards, then from and after the date of such stockholder approval, the Committee may, in its sole discretion, direct that payment of RSU Awards be made either (a) in shares of Company Stock (subject to any limitations contained in the stockholder approved plan or program authorizing such payment), but if and only if at the time of payment the Company has an effective registration statement under the Securities Act of 1933, as amended, covering the issuance of Company Stock under the Program, or (b) in a combination of cash and/or shares of Company Stock. If the Committee elects to direct the Company to pay all or a portion of a payment due for RSU Awards in shares of Company Stock, then the number of shares of Company Stock shall be determined by dividing the amount of such payment to be paid in shares of Company Stock by the Market Value per Share as of the date used to determine the Payment Amount with respect to such payment, and rounding such number down to the nearest whole share.

VII. TERMINATIONAND AMENDMENT OF PROGRAM

7.1 Termination and Amendment. Subject to the terms of this Section 7.1, the Committee may amend the Program at any time and from time to time, and the Committee may at any time terminate the Program (in its entirety or as it applies to one or more specified Subsidiaries) with respect to Performance Periods that have not commenced as of the date of such Committee action; provided, however, that the Program may not be amended in a manner that would impair the rights of any Participant with respect to any outstanding Award without the consent of such Participant. No Participant's participation herein may be terminated in contemplation of or in connection with a Change in Control. This Program may not be amended or terminated in contemplation of or in connection with a Change in Control unless adequate and effective provision for the making of all payments otherwise payable pursuant to Section 6.4 of this Program (as in effect on the date of initial adoption of the Program by the Committee) with respect to such Change in Control shall be made in connection with any such amendment or termination. The Committee shall remain in existence after the termination of the Program for the period determined necessary by the Committee to facilitate the termination of the Program and the payment of any outstanding Awards hereunder, and all provisions of the Program that are necessary, in the opinion of the Committee, for equitable operation of the Program during such period shall remain in force.

VIII. MISCELLANEOUS PROVISIONS

8.1 No Effect on Employment Relationship. Except as expressly provided otherwise herein, for all purposes of the Program, a Participant shall be considered to be in the employment of the Company as long as he or she remains employed on a full-time basis by the Company or any Subsidiary. Nothing in the adoption of the Program, the grant of Awards, or the payment of amounts under the Program shall confer on any person the right to continued employment by the Company or any Subsidiary or affect in any way the right of the Company (or a Subsidiary, if applicable) to terminate such employment at any time. Unless otherwise provided in a written employment agreement, the employment of each Participant shall be on an at-will basis, and the employment relationship may be terminated at any time by either the Participant or the Participant's employer for any reason whatsoever, with or without cause. Any question as to whether and when there has been a termination of a Participant's employment for purposes of the Program, and the reason for such termination, shall be determined solely by and in the discretion of the Administrator, and its determination shall be final, binding, and conclusive on all parties.

8.2 Prohibition Against Assignment or Encumbrance. No Award or other right, title, interest, or benefit hereunder shall ever be assignable or transferable, or liable for, or charged with any of the torts or obligations of a Participant or any person claiming under a Participant, or be subject to seizure by any creditor of a Participant or any person claiming under a Participant. No Participant or any person claiming under a Participant shall have the power to anticipate or dispose of any Award or other right, title, interest, or benefit hereunder in any manner until the same shall have actually been distributed free and clear of the terms of the Program. Payments with respect to an Award shall be payable only to the Participant (or (a) in the event of a Disability that renders such Participant incapable of conducting his or her own affairs, any payment due under the Program to such Participant shall be made to his or her duly appointed legal representative and (b) in the event of the death of a Participant, any payment due under the Program to such Participant shall be made to his or her estate). Notwithstanding the preceding provisions of this paragraph, the Administrator shall comply with the terms of any qualified domestic relations order (as defined in the Incentive Plan 2000) providing for the transfer or assignment of all or any portion of a Participant's interest under the Program. The provisions of the Program shall be binding on all successors and permitted assigns of a Participant, including without limitation the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

8.3 Unfunded, Unsecured Program. The Program shall constitute an unfunded, unsecured obligation of the Company to make payments of incentive compensation to certain individuals from its general assets in accordance with the Program. Each Award granted under the Program merely constitutes a mechanism for measuring such incentive compensation and does not constitute a property right or interest in the Company, any Subsidiary, or any of their assets. Neither the establishment of the Program, the granting of Awards, nor any other action taken in connection with the Program shall be deemed to create an escrow or trust fund of any kind.

8.4 No Rights of Participant. No Participant shall have any security or other interest in any assets of the Company or any Subsidiary or in Company Stock as a result of participation in the Program (except after payment thereof to the Participant). Participants and all persons claiming under Participants shall rely solely on the unsecured promise of the Company set forth herein, and nothing in the Program, an Award or an Award Notice shall be construed to give a Participant or anyone claiming under a Participant any right, title, interest, or claim in or to any specific asset, fund, entity, reserve, account, or property of any kind whatsoever owned by the Company or any Subsidiary or in which the Company or any Subsidiary may have an interest now or in the future; but each Participant shall have the right to enforce any claim hereunder in the same manner as a general creditor. Neither the establishment of the Program nor participation hereunder shall create any right in any Participant to make any decision, or provide input with respect to any decision, relating to the business of the Company or any Subsidiary.

8.5 Tax Withholding. The Company and the Subsidiaries shall deduct and withhold, or cause to be withheld, from a Participant's payment, including the delivery of Company Stock, made under the Program, or from any other payment to such Participant, an amount necessary to satisfy any and all tax withholding obligations arising under applicable local, state, federal, or foreign laws associated with such payment. The Company and the Subsidiaries may take any other action as may in their opinion be necessary to satisfy all obligations for the payment and withholding of such taxes.

8.6 No Effect on Other Compensation Arrangements. Nothing contained in the Program or any Participant's Award or Award Notice shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements affecting any Participant. Nothing in the Program shall be construed to affect the provisions of any other compensation plan or program maintained by the Company or any Subsidiary.

8.7 Subsidiaries. The Company may require any Subsidiary employing a Participant to assume and guarantee the Company's obligations hereunder to such Participant, either at all times or solely in the event that such Subsidiary ceases to be a Subsidiary.

8.8 Governing Law. The Program shall be construed in accordance with the laws of the State of Texas.

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IN WITNESS WHEREOF, the undersigned officer of the Company acting pursuant to authority granted to him by the Committee has executed this instrument effective as of April 9, 2004.

CONTINENTAL AIRLINES, INC.

By: /s/ Jeffery A. Smisek

Jeffery A. Smisek

Executive Vice President